UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 14, 2025
NET POWER INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40503	98-1580612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Roney St., Suite 200 Durham, North Carolina	27701
(Address of principal executive offices)	(Zip Code)
(919) 287-4750
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NPWR	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	NPWR WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 14, 2025, it was determined that Brian Allen and Akash Patel will no longer serve as President and Chief Operating Officer and Chief Financial Officer, respectively, of Net Power Inc. (the “Company”), effective as of April 15, 2025. Further, Mr. Allen and Mr. Patel will cease to be employed by Net Power Management, LLC, a subsidiary of the Company, effective as of May 1, 2025 (the “Effective Date”). In accordance with the terms and conditions of the Company’s First Amended & Restated Executive Severance Plan (the “Severance Plan”) and outstanding equity award agreements, (a) Mr. Allen and Mr. Patel will each be entitled to receive a cash severance payment equal to the sum of the following amounts: (i) an amount equal to the sum of each of their (A) current base salary and (B) the average of the actual annual bonuses paid to Mr. Allen and Mr. Patel with respect to 2023 and 2024, (ii) a pro-rated portion of their respective target annual bonuses for 2025, and (iii) an amount equal to 12 months of the premiums for their respective group health plan coverages (including coverage for eligible dependents) under the Company’s group health plans and (b) 56,670 and 50,403 outstanding restricted stock units (“RSUs”) subject to time-based vesting conditions held by Mr. Allen and Mr. Patel, respectively, will vest as of the Effective Date, and (c) a pro-rated portion of the outstanding performance share units and RSUs subject to operations-based vesting conditions held by Mr. Allen and Mr. Patel will remain outstanding and eligible to vest if the applicable performance criteria or milestone events are achieved, in each case subject to Mr. Allen and Mr. Patel entering into a release of claims in favor of the Company and their continued compliance with the terms of the Severance Plan, including the restrictive covenant obligations thereunder. The foregoing description of the severance benefits is not complete and is qualified in its entirety by reference to the copy of the Separation and Release Agreements to be entered into by each of Mr. Allen and Mr. Patel, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.

Also on April 14, 2025, the Company appointed Daniel J. Rice IV, the Company’s Chief Executive Officer, as President and Interim Chief Financial Officer and Marc Horstman as Chief Operating Officer. Biographical information for Mr. Rice can be found in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024 (the “2024 Annual Meeting Proxy Statement”), and is incorporated herein by reference. In connection with the foregoing change, no new compensatory arrangements were or will be entered into with Mr. Rice, who will continue to also serve as the Company’s Chief Executive Officer and as a member of the Company’s board of directors.

Mr. Horstman, age 50, has served as the Company’s Head of Product Development since joining the Company in May 2023. Prior to joining the Company, he held senior leadership roles at Vertiv Holdings Co., a provider of critical digital infrastructure for data centers, communication networks, and commercial and industrial environments, including Vice President of North America Service Operations from October 2021 to November 2022 and Senior Director of Project Execution from June 2019 to September 2021. Prior to that, at Siemens, Mr. Horstman served as Senior Executive Vice President Americas from April 2017 to December 2018, as Vice President of Global Customer Operations from April 2016 to April 2017, and as Vice President of Global Manufacturing & Test from December 2014 to April 2016. Earlier in his career, he held various project and product leadership roles at Rolls-Royce from 2011 to 2014 and General Electric from 1999 to 2011. Mr. Horstman began his career as an Engineer Officer in the U.S. Army. He holds a B.S. in Mechanical Engineering from the University of Dayton.

As an executive officer of the Company, Mr. Horstman will participate in the Severance Plan, the material terms of which are summarized in the 2024 Annual Meeting Proxy Statement. The summary of the Severance Plan in the 2024 Annual Meeting Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the Severance Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and which is incorporated herein by reference. Additionally, Mr. Horstman and the Company will enter into the standard form indemnification agreement that the Company has entered into with each of its executive officers and directors, which provides the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements. The foregoing summary of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2023 and which is incorporated herein by reference. At this time, any changes to Mr. Horstman’s compensation in connection with his appointment as Chief Operating Officer have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any compensation adjustments made in connection with Mr. Horstman’s appointment as Chief Operating Officer if and when they are determined.

There are no family relationships between either Mr. Rice or Mr. Horstman, on the one hand, and any director or executive officer of the Company, on the other hand, that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and except as previously disclosed with respect to Mr. Rice in the 2024 Annual Meeting Proxy Statement under “Certain Relationships and Related Party Transactions,” which is incorporated herein by reference, there are no current or proposed transactions in which Mr. Rice or Mr. Horstman has or will have a direct or indirect material interest and in which the Company is or will be a participant that require disclosure pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Rice and any other person pursuant to which he was appointed as the Company’s President and Interim Chief Financial Officer or between Mr. Horstman and any other person pursuant to which he was appointed as the Company’s Chief Operating Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 15, 2025	NET POWER INC.

		By:	/s/ Daniel J. Rice IV
		Name:	Daniel J. Rice IV
		Title:	Chief Executive Officer